Exhibit 10.3

EXECUTION COPY

Loan Nos. RX0583 and RX0584

AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS

This AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS (this “Amendment Agreement”), dated as of December 19, 2012, is between (i) NEW ULM TELECOM, INC. (the “Borrower”), (ii) Western Telephone Company (“WTC”), Peoples Telephone Company (“PTC”), New Ulm Phonery, Inc. (“Phonery”), New Ulm Cellular #9, Inc. (“Cellular”), New Ulm Long Distance, Inc. (“Long Distance”), Hutchinson Telephone Company (“Hutchinson Telephone”), Hutchinson Cellular, Inc. (“Hutchinson Cellular”), and Hutchinson Telecommunications, Inc. (“Hutchinson Telecom” and, together with WTC, PTC, Phonery, Cellular, Long Distance, Hutchinson Telephone, Hutchinson Cellular, and Hutchinson Telecom, each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”), and (iii) COBANK, ACB (“CoBank”).

RECITALS

WHEREAS, the Borrower and CoBank are parties to that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “MLA”), as supplemented by that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, providing for a term loan in the amount of $15,000,000 (as amended, modified, supplemented, extended or restated from time to time, the “First Supplement”), and as supplemented by that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $10,000,000 (as amended, modified, supplemented, extended or restated from time to time, the “Second Supplement”);

WHEREAS, the Borrower and CoBank are entering into that Third Supplement to the Master Loan Agreement, dated as of even date herewith, providing for a term loan in the amount of $4,500,000 (as amended, modified, supplemented, extended or restated from time to time, the “Third Supplement”; the MLA, as supplemented by the First Supplement, the Second Supplement and the Third Supplement, collectively, the “Loan Agreement”);

WHEREAS, the Borrower has also executed and delivered to CoBank that certain Security Agreement, dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Borrower Security Agreement”), pursuant to which the Borrower granted to CoBank a security interest in and lien on substantially all of its then owned or thereafter acquired tangible and intangible personal property, and that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Borrower Pledge Agreement”), pursuant to which the Borrower granted to CoBank a security interest in and lien on the equity interests described therein;

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WHEREAS, the Loan Parties have executed and delivered to CoBank that certain Continuing Guaranty, dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Guaranty”), pursuant to which, among other things, the Subsidiary Guarantors guaranteed all then existing or thereafter arising obligations of the Borrower to CoBank under the Loan Agreement or otherwise;

WHEREAS, each Subsidiary Guarantor has executed and delivered to CoBank a separate Security Agreement, each dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, each a “Subsidiary Guarantor Security Agreement” and, collectively, the “Subsidiary Guarantor Security Agreements”), pursuant to which each Subsidiary Guarantor granted to CoBank as security for its obligations under the Guaranty a security interest in substantially all of its then owned or thereafter acquired tangible and intangible personal property;

WHEREAS, Hutchinson Telephone has executed and delivered to CoBank that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telephone Pledge Agreement”), pursuant to which Hutchinson Telephone granted to CoBank as security for its obligations under the Guaranty a security interest in and lien on the equity interests described therein, and Hutchinson Cellular has executed and delivered to CoBank that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Cellular Pledge Agreement” and, together with the Hutchinson Telephone Pledge Agreement, collectively, the “Hutchinson Pledge Agreements”), pursuant to which Hutchinson Cellular granted to CoBank as security for its obligations under the Guaranty a security interest in and lien on the equity interests described therein;

WHEREAS, the Borrower has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Borrower Mortgage”), and recorded in the Office of County Recorder, Brown County, Minnesota on June 6, 2008, as document number 366501, the Office of the County Recorder, Nicollet County, Minnesota on June 17, 2008, as document number 279148, and in the Office of the County Recorder, Redwood Falls, Minnesota on June 18, 2008, as document number 327975;

WHEREAS, WTC has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “WTC Mortgage”), and recorded in the Office of County Recorder, Brown County, Minnesota on June 6, 2008, as document number 366500, and the Office of the County Recorder, Redwood Falls, Minnesota on June 18, 2008, as document number 327976;

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WHEREAS, PTC has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of January 5, 2009 (as amended, modified, supplemented, extended or restated from time to time, the “PTC Mortgage”), and recorded with the Recorder, Cherokee, Iowa on January 29, 2009, at Book 2009, Page 0160;

WHEREAS, Hutchinson Telephone has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telephone Mortgage”), and recorded in the Office of the County Recorder, McLeod County, Minnesota on June 6, 2008, as document number A-377660, and the Office of Registrar of Titles, McLeod County, Minnesota on June 6, 2008, as document number T-48118;

WHEREAS, Hutchinson Telecom has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telecom Mortgage” and, together with the Borrower Mortgage, the WTC Mortgage, the PTC Mortgage and the Hutchinson Telephone Mortgage, each a “Mortgage” and, collectively, the “Mortgages”), and recorded in the Office of County Recorder, Meeker County, Minnesota on June 6, 2008, as document number 353708; and

WHEREAS, in connection with the Third Supplement, the Borrower, the Subsidiary Guarantors and CoBank have agreed to certain amendments to the Borrower Security Agreement, the Borrower Pledge Agreement, the Guaranty, the Subsidiary Guarantor Security Agreements, the Hutchinson Pledge Agreements and the Mortgages, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Amendment Agreement, the Borrower, the Subsidiary Guarantors and CoBank each hereby agrees as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the MLA.

SECTION 2. Section 2 of the Borrower Security Agreement is hereby amended by amending and restating such section to read in its entirety as follows:

SECTION 2. Obligations. The grant of the security interest hereunder shall secure the following obligations (the “Obligations”): (i) the payment and performance of all obligations of the Debtor, whether now existing or hereafter arising, under that certain Continuing Guaranty, dated as of January 4, 2008, between the Debtor, certain other guarantors from time to time party thereto, and the Secured Party, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “Guaranty”); (ii) the payment and performance of all obligations of the Debtor, whether now existing or hereafter arising, under that certain Master Loan

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Agreement, dated as of January 4, 2008, between the Debtor and the Secured Party, as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “New Ulm MLA”), and all other Loan Documents to which the Debtor is a party, including, without limitation, that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm First Supplement”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement and the New Ulm Second Supplement, the “New Ulm Loan Agreement”), and the related Notes, as the same may be amended, modified, supplemented, extended or restated from time to time; (iii) the payment and performance of all obligations of Hutchinson Telephone Company as successor by merger to Hutchinson Acquisition Corp. (“Hutchinson”; and, together with the Debtor, the “Borrowers”), whether now existing or hereafter arising, under that certain Master Loan Agreement, dated as of January 4, 2008, between Hutchinson and the Secured Party, as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson MLA”), and all other Loan Documents to which Hutchinson is a party, including, without limitation, that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson First Supplement”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson Third Supplement” and, together with the Hutchinson MLA, the Hutchinson First Supplement and the Hutchinson Second Supplement, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement, together with the New Ulm Loan Agreement, the “Loan Agreements”), and the related Notes, as the same may be amended, modified, supplemented, extended or restated from time to time; and (iv) the payment of all other indebtedness and the performance of all other obligations of the Borrowers to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise,

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liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties.

SECTION 3. Subsection 8(H) of the Borrower Security Agreement is hereby amended by amending and restating such subsection to read in its entirety as follows:

(H) Continuing Effect. This Security Agreement, the security interest of the Secured Party, in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full and each of the Guaranty, New Ulm MLA, New Ulm First Supplement, New Ulm Second Supplement, New Ulm Third Supplement, and each other Supplement under the New Ulm MLA, Hutchinson MLA, Hutchinson First Supplement, Hutchinson Second Supplement, Hutchinson Third Supplement and each other Supplement under the Hutchinson MLA, the related Notes, and the other Loan Documents has been terminated in accordance with their respective terms and any preference period applicable to payments made on or security given for the Obligations has expired under applicable Law.

SECTION 4. The second, third and sixth WHEREAS clauses of the Borrower Pledge Agreement are hereby amended by amending and restating such clauses to read in their entirety as follows:

WHEREAS, the Secured Party and the Pledgor have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000 (the “First New Ulm Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $10,000,000 (the “New Ulm Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement, and the New Ulm Second Supplement, the “New Ulm Loan Agreement”), providing for a term loan of up to $4,500,000 (the “Second New Ulm Term Loan”); and

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WHEREAS, the Secured Party and Hutchinson have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), providing for a term loan of up to $29,700,000 (the “Hutchinson Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $2,000,000 (the “Hutchinson Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; and, together with the Hutchinson MLA, the Hutchinson First Supplement and the Hutchinson Second Supplement, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement and the New Ulm Loan Agreement, each a “Loan Agreement” and, collectively, the “Loan Agreements”), providing for a term loan of up to $3,000,000 (the “Hutchinson Bridge Loan”; and, together with the First New Ulm Term Loan, the New Ulm Revolver Loan, the Second New Ulm Term Loan, the Hutchinson Term Loan and the Hutchinson Revolver Loan, the “Loans”); and

WHEREAS, as an inducement to the Secured Party to enter into the Loan Agreements and to make the Loans provided for therein and to secure the Pledgor’s and Hutchinson’s obligations to the Secured Party under the Loan Agreements and the Pledgor’s obligations to the Secured Party under that certain Continuing Guaranty, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 (the “Amendment Agreement”), and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Guaranty”), the Pledgor has agreed to pledge to the Secured Party the hereinafter defined Pledged Collateral on the terms and conditions set forth in this Pledge Agreement; and

SECTION 5. The WHEREAS clauses of the Borrower Pledge Agreement are hereby amended by inserting the following as a new seventh WHEREAS clause:

WHEREAS, as an inducement to CoBank to enter into the Third Supplement and to make the Loan provided for therein, the Pledgor has agreed to amend this Pledge Agreement and certain other Loan Documents as described in the Amendment Agreement.

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SECTION 6. The last paragraph of Section 2 of the Borrower Pledge Agreement is hereby amended by amending and restating such paragraph to read in its entirety as follows:

The lien and security interest granted hereunder shall secure the following obligations (collectively, the “Secured Obligations”): (i) the payment and performance of all obligations of the Pledgor and Hutchinson under the Loan Agreements and any other Loan Document, including, without limitation, the payment of all principal, interest and other amounts becoming due and payable under that certain Promissory Note, dated as of even date herewith, made by the Pledgor to the Secured Party in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of even date herewith, made by the Pledgor to the Secured Party in the principal face amount of $10,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of December 19, 2012, made by the Pledgor to the Secured Party in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; (ii) all payments and performances to be made by the Pledgor under the Guaranty; (iii) all payments and performances to be made by the Pledgor or Hutchinson under all other Loan Documents; (iv) the payment of all other indebtedness and the performance of all other obligations of the Pledgor and Hutchinson to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the Pledgor or Hutchinson and the Secured Party; and (v) the payment of any and all additional advances made or costs or expenses incurred by the Secured Party to protect or preserve the Pledged Collateral or the security title, lien and security interest created hereby or for any other purpose provided herein (whether or not the Pledgor remains the owner of the Pledged Collateral at the time such advances are made or costs or expenses are incurred).

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SECTION 7. The first and second WHEREAS clauses of the Guaranty are hereby amended by amending and restating such clauses to read in their entirety as follows:

WHEREAS, CoBank and New Ulm Telecom, Inc. (“New Ulm”) have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000, that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement”; the New Ulm MLA, as supplemented by the New Ulm First Supplement, the New Ulm Second Supplement, and the New Ulm Third Supplement, the “New Ulm Loan Agreement”), providing for a term loan of up to $4,500,000;

WHEREAS, CoBank and Hutchinson Acquisition Corp. (“Hutchinson”; and, together with New Ulm, and their successors, each a “Borrower” and, collectively, the “Borrowers”) have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), providing for a term loan of up to $29,700,000, that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $2,000,000, and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; the Hutchinson MLA, as supplemented by the Hutchinson First Supplement, the Hutchinson Second Supplement and the Hutchinson Third Supplement, collectively, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement, together with the New Ulm Loan Agreement, collectively, the “Loan Agreements”), providing for a term loan of up to $3,000,000;

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SECTION 8. The WHEREAS clauses of the Guaranty are hereby amended by inserting the following as a new eighth WHEREAS clause:

WHEREAS, as an inducement to CoBank to enter into the New Ulm Third Supplement and make the Loan provided for therein, the Guarantors have agreed to amend this Guaranty and certain other Loan Documents as described in that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012;

SECTION 9. Section 2 of each Subsidiary Guarantor Security Agreement is hereby amended by amending and restating such section to read in its entirety as follows:

SECTION 2. Obligations. The grant of the security interest hereunder shall secure the following obligations (the “Obligations”): (i) the payment and performance of all obligations of the Debtor, whether now existing or hereafter arising, under that certain Continuing Guaranty, dated as of January 4, 2008, between the Debtor, certain other guarantors from time to time party thereto, and the Secured Party, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “Guaranty”); (ii) the payment and performance of all obligations of New Ulm Telecom, Inc. (“New Ulm”), whether now existing or hereafter arising, under that certain Master Loan Agreement, dated as of January 4, 2008, between New Ulm and the Secured Party, as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “New Ulm MLA”), and all other Loan Documents to which New Ulm is a party, including, without limitation, that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm First Supplement”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012, as the same may be amended, modified, supplemented, extended or restated from time to time (the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement and the New Ulm Second Supplement, the “New Ulm Loan Agreement”), and the related Notes, as the same may be amended, modified, supplemented, extended or restated from time to time; (iii) the payment and performance of all obligations of Hutchinson Telephone Company as successor by merger to Hutchinson Acquisition Corp. (“Hutchinson”; and, together with New Ulm, the “Borrowers”), whether now existing or hereafter arising, under that certain Master Loan Agreement, dated as of January 4, 2008, between Hutchinson and the Secured Party, as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14,

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2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson MLA”), and all other Loan Documents to which Hutchinson is a party, including, without limitation, that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson First Supplement”), and that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008, as the same may be amended, modified, supplemented, extended or restated from time to time (the “Hutchinson Third Supplement”; and, together with the Hutchinson MLA, the Hutchinson First Supplement and the Hutchinson Second Supplement, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement, together with the New Ulm Loan Agreement, the “Loan Agreements”), and the related Notes, as the same may be amended, modified, supplemented, extended or restated from time to time; and (iv) the payment of all other indebtedness and the performance of all other obligations of the Debtor or the Borrowers to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties.

SECTION 10. Subsection 8(H) of each Subsidiary Guarantor Security Agreement is hereby amended by amending and restating such subsection to read in its entirety as follows:

(H) Continuing Effect. This Security Agreement, the security interest of the Secured Party, in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full and each of the Guaranty, New Ulm MLA, New Ulm First Supplement, New Ulm Second Supplement, New Ulm Third Supplement, and each other Supplement under the New Ulm MLA, Hutchinson MLA, Hutchinson First Supplement, Hutchinson Second Supplement, Hutchinson Third Supplement and each other Supplement under the Hutchinson MLA, the related Notes, and the other Loan Documents has been terminated in accordance with their respective terms and any preference period applicable to payments made on or security given for the Obligations has expired under applicable Law.

SECTION 11. The second, fourth and sixth WHEREAS clauses of the Hutchinson Pledge Agreements are hereby amended by amending and restating such clauses to read in their entirety as follows:

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WHEREAS, the Secured Party and Hutchinson Acquisition Corp. (“Hutchinson”) have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), providing for a term loan of up to $29,700,000 (the “Hutchinson Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”, providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $2,000,000 (the “Hutchinson Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; and, together with the Hutchinson MLA, the Hutchinson First Supplement and the Hutchinson Second Supplement, the “Hutchinson Loan Agreement”), providing for a term loan of up to $3,000,000 (the “Hutchinson Bridge Loan”); and

WHEREAS, the Secured Party and New Ulm have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000 (the “First New Ulm Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), providing for a reducing revolving loan in an aggregate principal amount outstanding at any one time not to exceed $10,000,000 (the “New Ulm Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement and the New Ulm Second Supplement, the “New Ulm Loan Agreement”; the New Ulm Loan Agreement together with the Hutchinson Loan Agreement, each a “Loan Agreement” and, collectively, the “Loan Agreements”), providing for a term loan of up to $4,500,000 (the “Second New Ulm Term Loan” and, together with the Hutchinson Term Loan, the Hutchinson Revolver Loan, the Hutchinson Bridge Loan, the First New Ulm Term Loan and the New Ulm Revolver Loan, the “Loans”); and

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WHEREAS, as an inducement to the Secured Party to enter into the Loan Agreements and to make the Loans provided for therein and to secure Hutchinson’s and New Ulm’s obligations to the Secured Party under the Loan Agreements and the Pledgor’s obligations to the Secured Party under that certain Continuing Guaranty, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 (the “Amendment Agreement”), and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Guaranty”), the Pledgor has agreed to pledge to the Secured Party the hereinafter defined Pledged Collateral on the terms and conditions set forth in this Pledge Agreement; and

SECTION 12. The WHEREAS clauses of the Hutchinson Pledge Agreements are hereby amended by inserting the following as a new seventh WHEREAS clause:

WHEREAS, as an inducement to CoBank to enter into the Third Supplement and to make the Loan provided for therein, the Pledgor has agreed to amend this Pledge Agreement and certain other Loan Documents as described in the Amendment Agreement.

SECTION 13. The last paragraph of Section 2 of the Hutchinson Pledge Agreements is hereby amended by amending and restating such paragraph to read in its entirety as follows:

The lien and security interest granted hereunder shall secure the following obligations (collectively, the “Secured Obligations”): (i) the payment and performance of all obligations of Hutchinson and New Ulm under the Loan Agreements and any other Loan Document, including, without limitation, the payment of all principal, interest and other amounts becoming due and payable under that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by New Ulm to the Secured Party in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated January 4, 2008, made by New Ulm to the Secured Party in the principal face amount of $10,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from

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time to time, and that certain Promissory Note, dated December 19, 2012, made by New Ulm to the Secured Party in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; (ii) all payments or performances to be made by the Pledgor under the Guaranty; (iii) all payments or performances to be made by the Pledgor, Hutchinson or New Ulm under all other Loan Documents; (iv) the payment of all other indebtedness and the performance of all other obligations of the Pledgor, Hutchinson and New Ulm to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the Pledgor, Hutchinson or New Ulm and the Secured Party parties; and (v) the payment of any and all additional advances made or costs or expenses incurred by the Secured Party to protect or preserve the Pledged Collateral or the security title, lien and security interest created hereby or for any other purpose provided herein (whether or not the Pledgor remains the owner of the Pledged Collateral at the time such advances are made or costs or expenses are incurred).

SECTION 14. Appendix A of each Mortgage is hereby amended by amending and restating part 1 of such Appendix describing the “Credit Agreements” referred to in Section 1.01 of such Mortgage to read in its entirety as follows:

1.	The “Credit Agreements” referred to in Section 1.01 are as follows:

The Master Loan Agreement, dated as of January 4, 2008, between New Ulm Telecom, Inc., as the borrower (the “Borrower”), and CoBank, ACB, as the lender (the “Lender”), as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, restated, supplemented or otherwise modified from time to time, and as supplemented by (i) the First Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time, (ii) the Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time, and (iii) the Third Supplement to the Master Loan Agreement, dated as of December 19, 2012, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time.

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The Promissory Note, dated January 4, 2008, made by the Borrower to the Lender in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, the Promissory Note, dated January 4, 2008, made by the Borrower to the Lender in the principal face amount of $10,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and the Promissory Note, dated December 19, 2012, made by the Borrower to the Lender in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Master Loan Agreement, dated as of January 4, 2008, between Hutchinson Telephone Company, as the borrower (as successor by merger to Hutchinson Acquisition Corporation, the “Subsidiary Borrower”), and the Lender, as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, restated, supplemented or otherwise modified from time to time, and as supplemented by (i) that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time, (ii) that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time, and (iii) that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time.

The Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, the Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and the Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

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The Security Agreement, dated as of January 4, 2008, between Western Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Peoples Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Phonery, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Cellular #9 and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Long Distance, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Cellular, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

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The Security Agreement, dated as of January 4, 2008, between Hutchinson Telecommunications, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Continuing Guaranty, dated as of January 4, 2008, by the Borrower, the Subsidiary Borrower, Western Telephone Company, Peoples Telephone Company, New Ulm Phonery, Inc., New Ulm Cellular #9, Inc., New Ulm Long Distance, Inc., Hutchinson Cellular, Inc. and Hutchinson Telecommunications, Inc. in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Subsidiary Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by Hutchinson Cellular, Inc. in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

All other Loan Documents to which the Borrower or the Subsidiary Borrower is a party.

SECTION 15. Neither this Amendment Agreement nor any prior amendment to the Loan Agreement or other Loan Documents shall constitute a novation of the Loan Agreement or the other Loan Documents. The Loan Parties acknowledge and expressly agree that this Amendment Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by CoBank, of its intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment Agreement. The Loan Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the amendments contemplated hereby.

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SECTION 16. All references to the Borrower Security Agreement, the Borrower Pledge Agreement, the Guaranty, the Subsidiary Guarantor Security Agreements, the Hutchinson Telephone Pledge Agreement and the Mortgages (collectively, the “Amended Documents”) in any of the Amended Documents, or in any other documents, instruments or agreements executed or delivered in connection therewith, shall be deemed a reference to such Amended Document as amended by this Amendment Agreement. Except as expressly provided in this Amendment Agreement, the execution and delivery of this Amendment Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Agreement or the other Loan Documents, and, except as specifically provided in this Amendment Agreement, the Loan Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 17. Each of the Loan Parties hereby represents and warrants to CoBank as follows:

(a)	such entity has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment Agreement in accordance with its terms. This Amendment Agreement has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms;

(b)	the execution, delivery and performance of this Amendment Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)	require any governmental approval or violate any applicable Law relating to such entity;

(ii)	conflict with, result in a breach of or constitute a default under the organizational documents of such entity, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

(iii)	result in or require the creation or imposition of any lien (except as permitted by the Loan Agreement and the other Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity;

(c)	that, after giving effect to the amendments set forth in this Amendment Agreement, the representations and warranties of such entity set forth in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof as if made on the date hereof; and

(d)	no Potential Default or Event of Default under the Loan Agreement and the other Loan Documents has occurred and is continuing as of this date.

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SECTION 18. The Borrower, as the maker of the Borrower Security Agreement, the Borrower Pledge Agreement, the Guaranty and certain other Loan Documents, each Subsidiary Guarantor, as the maker of the Guaranty, the Subsidiary Guarantor Security Agreements and certain other Loan Documents, and Hutchinson Telephone, as the maker of the Hutchinson Telephone Pledge Agreement, hereby confirms and agrees that (a) each such document, as amended hereby, as applicable, is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Borrower to CoBank under the Loan Agreement.

SECTION 19. This Amendment Agreement shall become effective as of its date. All obligations and rights of the Loan Parties and CoBank arising out of or relating to the period commencing on the effective date hereof shall be governed by the terms and provisions of the Loan Agreement as amended by this Amendment Agreement; the obligations of and rights of the Loan Parties and CoBank arising out of or relating to the period prior to the date hereof shall continue to be governed by the Loan Agreement without giving effect to the amendments provided for herein.

SECTION 20. The Borrower agrees to pay CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank, including, without limitation, the reasonable fees and expenses of counsel retained by CoBank, in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement and all other instruments and documents contemplated hereby.

SECTION 21. This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 22. Except to the extent governed by applicable federal law, this Amendment Agreement shall be governed by and construed in accordance with the laws of the Colorado, without reference to choice of law doctrine.

[Signatures comment on following page.]

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IN WITNESS WHEREOF, the Loan Parties have caused this Amendment Agreement to be executed and delivered, and CoBank has caused this Amendment Agreement to be executed and delivered, each by their respective duly authorized officers as of the date first shown above.

NEW ULM TELECOM, INC.
as the Borrower

By:
Curtis Kawlewski Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY,
NEW ULM LONG DISTANCE, INC.,
NEW ULM CELLULAR #9, INC.,
NEW ULM PHONERY, INC.,
PEOPLES TELEPHONE COMPANY,
WESTERN TELEPHONE COMPANY,
HUTCHINSON TELECOMMUNICATIONS, INC., and
HUTCHINSON CELLULAR, INC.,
each as a Subsidiary Guarantor

By:
Curtis Kawlewski Chief Financial Officer

[Signatures continue on following page.]

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[Signatures continued from previous page.]

COBANK, ACB

By:
Nick Heslip Vice President

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